{LOGO: M F S                                                   ANNUAL REPORT FOR
 THE FIRST NAME IN MUTUAL FUNDS]                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

MASSACHUSETTS INVESTORS GROWTH STOCK FUND


Front cover
A photo of computer keyboard.

MASSACHUSETTS  INVESTORS  GROWTH  STOCK  FUND

TRUSTEES                                             CUSTODIAN
A. Keith Brodkin* - Chairman and President           State Street Bank and Trust Company
Richard B. Bailey* - Private Investor;               AUDITORS
Former Chairman and Director (until 1991),           Deloitte & Touche LLP
Massachusetts Financial Services Company;            INVESTOR  INFORMATION
Director, Cambridge Bancorp; Director,               For MFS stock and bond market outlooks,
Cambridge Trust Company                              call toll free: 1-800-637-4458 anytime from
Peter G. Harwood - Private Investor                  a touch-tone telephone.
J. Atwood Ives - Chairman and Chief Executive        For information on MFS mutual funds,
Officer, Eastern Enterprises                         call your financial adviser or, for an
Lawrence T. Perera - Partner,                        information kit, call toll free:
Hemenway & Barnes                                    1-800-637-2929 any business day from
William J. Poorvu - Adjunct Professor,               9 a.m. to 5 p.m. Eastern time (or leave
Harvard University Graduate School of                a message anytime).
Business Administration                              INVESTOR  SERVICE
Charles W. Schmidt - Private Investor                MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice             P.O. Box 2281
President, Director and Secretary,                   Boston, MA 02107-9906
Massachusetts Financial Services Company             For general information, call toll free:
Jeffrey L. Shames* - President and Director,         1-800-225-2606 any business day from
Massachusetts Financial Services Company             8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant             For service to speech- or hearing-impaired,
David B. Stone - Chairman, North American            call toll free: 1-800-637-6576 any business
Management Corp. (investment adviser)                day from 9 a.m. to 5 p.m. Eastern time.
INVESTMENT  ADVISER                                  (To use this service, your phone must be
Massachusetts Financial Services Company             equipped with a Telecommunications Device for
500 Boylston Street                                  the Deaf.)
Boston, MA 02116-3741                                For share prices, account balances and
DISTRIBUTOR                                          exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                          (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                  telephone.
Boston, MA 02116-3741
PORTFOLIO  MANAGERS
George F. Bennett, Jr.*
Christian Felipe*                                    ----------------------------------------------------
TREASURER                                                                   TOP-RATED SERVICE
W. Thomas London*                                            DALBAR         For the second year in a
ASSISTANT  TREASURER                                                        row, MFS earned a
James O. Yost*                                            MFS  #1  MFS      #1 ranking in
SECRETARY                                                                   DALBAR, Inc.'s
Stephen E. Cavan*                                            DALBAR         Broker/Dealer Survey,
ASSISTANT  SECRETARY                                                        Main Office Operations
James R. Bordewick, Jr.*                             Service Quality category. The firm achieved a 3.49
                                                     overall score - on a scale of 1 to 4 - in the 1995
                                                     survey. A total of 71 firms responded, offering input
                                                     on the quality of service they receive from 36 mutual
                                                     fund companies nationwide. The survey contained
                                                     questions about service quality in 17 categories,
                                                     including "knowledge of phone service contacts,"
                                                     "accuracy of transaction processing," and "overall
                                                     ease of doing business with the firm."
*Affiliated with the Investment Adviser              ----------------------------------------------------

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
A moderate-growth economy, the apparent demise of high inflation, and declining interest rates have driven the stock market up to record levels. For the year ended November 30, 1995, Class A shares of the Fund achieved a total return of +32.91% and Class B shares +32.09%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. While these returns lagged the +36.93% return of the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, they were slightly ahead of the Lipper Growth Fund category, which had an average return of +31.42%. A discussion of the factors which contributed to the Fund's results may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
After first-half returns that lagged those of the large-capitalization stocks found in the S&P 500 and the Lipper Growth Fund category, the Fund enjoyed a strong second-half recovery, relative to the indices, and increased in value by over 20%. Investments in the cellular telephone and retail industries held back performance. Cellular telephone stocks were impacted by concerns about future competition and a recent slowdown in the very high growth rate of new subscribers. Their weighting in the Fund has been reduced substantially throughout the year. The retail industry, despite disappointing overall sales, showed outstanding performance in certain segments where positions were initiated or increased. Companies such as PetSmart, the dominant specialty store in pet food and supplies, and Micro Warehouse, a catalog retailer of computer software and hardware, were strong contributors to the Fund's performance.
    On the positive side, the technology and telecommunications sectors were the driving force in performance. Both sectors have been overweighted throughout the year and the outlook for the rest of the decade continues to be positive. With strong cash flows, and the need to be more competitive and productive, industry is shifting its capital spending budget away from bricks and mortar and toward technology. Companies such as LSI Logic and Intel in semiconductors, Cisco Systems and Bay Networks in networking, and Oracle and Microsoft in software are positions which we believe will benefit from this long-term trend.
    While growth stocks as a group have lagged the stock market as a whole, we believe that the weakening economy could eventually result in the relative earnings of growth stocks becoming more attractive and that positive relative price performance could follow.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

                                      /s/ George F. Bennett, Jr.
/s/ A. Keith Brodkin                  /s/ Christian Felipe


                                      George F. Bennett, Jr.
A. Keith Brodkin                      Christian Felipe
Chairman and President                Portfolio Managers

December 13, 1995


PORTFOLIO  MANAGER  PROFILES
George Bennett began his career at MFS in 1969 as an industry specialist and was promoted to Assistant Vice President - Investments in 1973, Vice President - Investments in 1979, and Senior Vice President in 1986. He became Portfolio Manager of Massachusetts Investors Growth Stock Fund in 1993.

On May 1, 1995, Christian Felipe joined George Bennett as a Portfolio Manager of the Fund. Christian joined the MFS investment staff in 1986 as an industry specialist. A graduate of the University of California, Los Angeles and the Wharton School of Finance and Commerce of the University of Pennsylvania, he was promoted to Assistant Vice President - Investments in 1988 and Vice President - Investments in 1989.

OBJECTIVE  AND  POLICIES
The Fund's investment objective is long-term growth of capital and future income rather than current income.

The Fund's investment policy is to keep assets invested, except for working cash balances, in the common stocks, or securities convertible into common stocks, of companies believed by the investment adviser to possess better- than-average prospects for long-term growth. Emphasis is placed on the selection of progressive, well-managed companies.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

The Fund has designated $106,740,705 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 28, 1995, payable December 29, 1995.

PERFORMANCE

The information below and on the following page illustrates the historical performance of Massachusetts Investors Growth Stock Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class B shares were offered. Information on Class B share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all growth funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the five-year period ended November 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are three lines drawn to scale. One is a solid line representing Massachusetts Investors Growth Stock Fund (Class A), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

Massachusetts Investors Growth Stock Fund (Class A)            $21,998
S&P 500                                                        $21,700
Consumer Price Index                                           $11,480

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the 10-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the ten-year period ended November 30, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1985 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Value Fund (Class A), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

Massachusetts Investors Growth Stock Fund (Class A)            $34,647
S&P 500                                                        $41,096
Consumer Price Index                                           $14,089

AVERAGE  ANNUAL  TOTAL  RETURNS
                                        1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------
Massachusetts Investors Growth Stock
  Fund (Class A) including 5.75%
  sales charge                         +25.26%   +10.52%  +17.08%    +13.23%
------------------------------------------------------------------------------
Massachusetts Investors Growth Stock
  Fund (Class A) at net asset value    +32.91%   +12.72%  +18.48%    +13.90%
------------------------------------------------------------------------------
Massachusetts Investors Growth Stock
  Fund (Class B) with CDSC<F1>         +28.09%       --       --     + 9.22%<F2>
------------------------------------------------------------------------------
Massachusetts Investors Growth Stock
  Fund (Class B) without CDSC          +32.09%       --       --     +10.36%<F2>
------------------------------------------------------------------------------
Average growth fund                    +31.42%   +12.80%  +16.61%    +13.17%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index                                +36.93%   +15.05%  +16.76%    +15.18%
------------------------------------------------------------------------------
Consumer Price Index<F3>               + 2.61%   + 2.65%  + 2.80%    + 3.49%
------------------------------------------------------------------------------
<F1> These returns reflect the current Class B contingent deferred sales charge
     (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
<F2> For the period from the commencement of offering of Class B shares,
     September 7, 1993 to November 30, 1995.
<F3> The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO  OF  INVESTMENTS - November 30, 1995

Common  Stocks - 90.7%
-------------------------------------------------------------------------------
Issuer                                                 Shares             Value
-------------------------------------------------------------------------------
Airlines - 0.4%
  Southwest Airlines Co.                              200,000    $    5,000,000
-------------------------------------------------------------------------------
Apparel and Textiles - 0.8%
  Nike, Inc., "B"                                     160,000    $    9,280,000
-------------------------------------------------------------------------------
Banks and Credit Companies - 0.3%
  First Interstate Bancorp                             25,000    $    3,350,000
-------------------------------------------------------------------------------
Business Machines - 2.4%
  Motorola, Inc.                                      325,000    $   19,906,250
  Sun Microsystems, Inc.*                             100,000         8,412,500
                                                                 --------------
                                                                 $   28,318,750
-------------------------------------------------------------------------------
Business Services - 6.8%
  Alco Standard Corp.                                 260,000    $   11,310,000
  CUC International, Inc.*                          1,462,500        55,575,000
  Ceridian Corp.*                                     160,000         6,720,000
  Computer Sciences Corp.*                             72,200         5,252,550
  DST Systems, Inc.*                                   45,600         1,316,700
  Danka Business Systems, ADR                          35,000         1,190,000
                                                                 --------------
                                                                 $   81,364,250
-------------------------------------------------------------------------------
Cellular Telephones - 3.1%
  AirTouch Communications, Inc.*                      425,000    $   12,378,125
  Cellular Communications of Puerto Rico*             213,832         5,720,006
  Telephone & Data Systems, Inc.                      500,000        19,062,500
                                                                 --------------
                                                                 $   37,160,631
-------------------------------------------------------------------------------
Computer Software - Personal Computers - 6.8%
  Electronic Arts, Inc.*                              500,000    $   17,062,500
  First Data Corp.                                    119,295         8,469,945
  Microsoft Corp.*                                    645,000        56,195,625
                                                                 --------------
                                                                 $   81,728,070
-------------------------------------------------------------------------------
Computer Software - Systems - 12.4%
  Adobe Systems, Inc.                                 210,000    $   14,201,250
  Compaq Computer Corp.*                              108,300         5,360,850
  Computer Associates International, Inc.             300,000        19,650,000
  Compuware Corp.*                                    445,900         9,140,950
  General Motors Corp., "E"                           125,000         6,312,500
  Informix Corp.*                                     637,900        17,661,856
  Oracle Systems Corp.*                             1,025,000        46,509,375
  Sybase, Inc.*                                       533,200        18,728,650
  System Software Associates, Inc.                    293,900        10,580,400
                                                                 --------------
                                                                 $  148,145,831
-------------------------------------------------------------------------------
Consumer Goods and Services - 1.6%
  Duracell International, Inc.                         40,000    $    2,120,000
  Estee Lauder Cos., "A"*                               9,700           352,838
  Service Corp. International                          88,500         3,595,313
  Tyco International Ltd.                             398,600        12,506,075
                                                                 --------------
                                                                 $   18,574,226
-------------------------------------------------------------------------------
Electronics - 7.3%
  Intel Corp.                                         630,900    $   38,406,038
  LSI Logic Corp.*                                    895,700        37,507,438
  Maxim Integrated Products, Inc.*                     50,000         3,750,000
  Tower Semiconductor Ltd.*                           125,000         3,109,375
  VLSI Technology, Inc.*                              200,000         4,250,000
                                                                 --------------
                                                                 $   87,022,851
-------------------------------------------------------------------------------
Entertainment - 5.1%
  Capital Cities/ABC, Inc.                             85,000    $   10,508,125
  Comcast Corp., Special, "A"                         400,000         7,900,000
  Harrah's Entertainment, Inc.*                     1,130,800        28,128,650
  Infinity Broadcasting Corp., "A"*                   200,000         6,400,000
  Mirage Resorts, Inc.*                               225,000         7,621,875
                                                                 --------------
                                                                 $   60,558,650
-------------------------------------------------------------------------------
Financial Institutions - 3.7%
  Advanta Corp., "B"                                  100,000    $    3,875,000
  Donaldson Lufkin & Jenrette, Inc.*                   17,300           575,225
  Federal Home Loan Mortgage Corp.                    100,000         7,700,000
  Franklin Resources, Inc.                            255,000        13,483,125
  MBNA Corp.                                          450,000        18,168,750
                                                                 --------------
                                                                 $   43,802,100
-------------------------------------------------------------------------------
Insurance - 0.9%
  General Re Corp.                                     75,000    $   11,221,875
-------------------------------------------------------------------------------
Medical and Health Products - 2.2%
  Alza Corp.*                                         500,000    $   11,500,000
  Johnson & Johnson                                   100,000         8,662,500
  Schering Plough Corp.                               100,000         5,737,500
  U.S. Healthcare, Inc.                                20,000           910,000
                                                                 --------------
                                                                 $   26,810,000
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 6.6%
  Cardinal Health, Inc.                               200,000    $   10,800,000
  Health Management Assoc., Inc.*                     225,000         5,962,500
  Manor Care, Inc.                                     75,000         2,446,875
  Pacificare Health Systems, Inc., "B"*               195,000        16,916,250
  United Healthcare Corp.                             675,000        42,440,625
                                                                 --------------
                                                                 $   78,566,250
-------------------------------------------------------------------------------
Metals and Minerals - 0.5%
  Nucor Corp.                                         130,000    $    6,483,750
-------------------------------------------------------------------------------
Pollution Control - 1.0%
  WMX Technologies, Inc.                              400,000    $   11,800,000
-------------------------------------------------------------------------------
Restaurants and Lodging - 2.1%
  Brinker International, Inc.*                        667,500    $   10,262,812
  Promus Hotel Corp.*                                 690,900        15,286,162
                                                                 --------------
                                                                 $   25,548,974
-------------------------------------------------------------------------------
Stores - 11.6%
  AutoZone, Inc.*                                     489,600    $   14,259,600
  Bed Bath & Beyond, Inc.*                            410,000        13,478,750
  Circuit City Stores, Inc.                           300,000         8,700,000
  Gymboree Corp.*                                     192,400         4,545,450
  Home Depot, Inc.                                    582,800        25,861,750
  Micro Warehouse, Inc.*                              464,500        21,831,500
  Office Depot, Inc.*                               1,011,250        24,775,625
  Officemax, Inc.*                                    175,000         3,981,250
  PetSmart, Inc.*                                     656,180        21,161,805
                                                                 --------------
                                                                 $  138,595,730
-------------------------------------------------------------------------------
Telecommunications - 9.1%
  Bay Networks, Inc.*                                 349,297    $   15,718,388
  Cabletron Systems, Inc.*                            505,300        41,939,900
  Cisco Systems, Inc.*                                310,000        26,078,750
  Glenayre Technologies, Inc.*                         81,400         4,660,150
  Novell, Inc.*                                       200,000         3,375,000
  Paging Network, Inc.*                               575,000        12,793,750
  Rogers Cantel Mobile Co., "B"*                       50,000         1,125,000
  Tellabs, Inc.*                                       30,000         1,177,500
  U.S. Robotics Corp.*                                 17,100         1,881,000
                                                                 --------------
                                                                 $  108,749,438
-------------------------------------------------------------------------------
Utilities - Telephone - 2.1%
  Frontier Corp.                                      215,600    $    5,578,650
  MCI Communications Corp.                            733,500        19,621,125
                                                                 --------------
                                                                 $   25,199,775
-------------------------------------------------------------------------------
Foreign Stocks - 3.9%
  Canada - 0.8%
      Rogers Communications, Inc., "B"
    (Telecommunications)                              929,500    $    9,745,702
-------------------------------------------------------------------------------
  Germany - 0.2%
      Adidas AG* (Shoes - Leather)                     38,600    $    2,057,421
-------------------------------------------------------------------------------
  Singapore - 0.1%
      Singapore Press Holdings (Publishing
    - Newspaper)                                      100,000    $    1,581,560
-------------------------------------------------------------------------------
  Sweden - 2.8%
      Astra AB, Free, "B" (Pharmaceuticals)           900,000    $   33,090,254
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $   46,474,937
-------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $724,301,709)              $1,083,756,088
-------------------------------------------------------------------------------
Convertible  Preferred  Stock - 1.0%
-------------------------------------------------------------------------------
Cellular Telephones - 1.0%
  Cellular Communications (Identified Cost,
    $5,703,270)                                       244,130    $   11,687,724
-------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS - continued
Short-Term  Obligations - 7.7%
-------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)             Value
-------------------------------------------------------------------------------
  Federal Farm Credit, due 12/08/95                $    7,050    $    7,042,186
  Federal Home Loan Bank, due 12/06/95                 11,800        11,790,691
  Federal Home Loan Bank, due 12/12/95                 11,510        11,490,059
  Federal Home Loan Mortgage Corp.,
    due 12/13/95                                        9,000         8,983,020
  Federal Home Loan Mortgage Corp.,
    due 12/19/95                                        7,010         6,990,092
  Federal National Mortgage Assn.,
    due 12/04/95                                       13,540        13,533,625
  Federal National Mortgage Assn.,
    due 12/07/95                                        8,640         8,631,835
  General Electric Co., due 12/01/95                    9,150         9,150,000
  General Electric Co., due 12/21/95                    3,290         3,279,490
  Raytheon Co., due 12/11/95                            5,055         5,046,968
  Transamerica Co., due 12/05/95                        6,000         5,996,187
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized
Cost and Value                                                   $   91,934,153
-------------------------------------------------------------------------------
Total Investments (Identified Cost,
$821,939,132)                                                    $1,187,377,965
Other  Assets,  Less  Liabilities - 0.6%                              7,442,197
===============================================================================
Net Assets - 100.0%                                              $1,194,820,162
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $821,939,132)       $1,187,377,965
  Cash                                                                   242
  Receivable for investments sold                                 18,899,317
  Receivable for Fund shares sold                                    170,616
  Dividends receivable                                               169,833
  Other assets                                                        13,503
                                                              --------------
      Total assets                                            $1,206,631,476
                                                              --------------
Liabilities:
  Payable for investments purchased                           $   10,513,372
  Payable for Fund shares reacquired                                 697,240
  Payable to affiliates -
    Management fee                                                     9,830
    Shareholder servicing agent fee                                    4,228
    Distribution fee                                                 335,809
  Accrued expenses and other liabilities                             250,835
                                                              --------------
      Total liabilities                                       $   11,811,314
                                                              --------------
Net assets                                                    $1,194,820,162
                                                              ==============
Net assets consist of:
  Paid-in capital                                             $  676,454,387
  Unrealized appreciation on investments                         365,438,833
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                152,988,797
  Accumulated net investment loss                                    (61,855)
                                                              --------------
      Total                                                   $1,194,820,162
                                                              ==============
Shares of beneficial interest outstanding                      95,530,878
                                                              ==============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,180,344,126 / 94,350,267 shares of
    beneficial interest outstanding)                             $12.51
                                                                 ======
  Offering price per share (100/94.25)                           $13.27
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $14,476,036 / 1,180,611 shares of
      beneficial interest outstanding)                           $12.26
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $  3,404,333
    Interest                                                        3,199,285
                                                                 ------------
      Total investment income                                    $  6,603,618
                                                                 ------------
  Expenses -
    Management fee                                               $  3,339,532
    Trustees' compensation                                             59,944
    Shareholder servicing agent fee (Class A)                       1,401,735
    Shareholder servicing agent fee (Class B)                          27,050
    Distribution and service fee (Class A)                          3,015,974
    Distribution and service fee (Class B)                            122,954
    Custodian fee                                                     421,149
    Postage                                                           102,538
    Printing                                                           83,468
    Legal fees                                                         49,278
    Auditing fees                                                      39,250
    Miscellaneous                                                     287,043
                                                                 ------------
      Total expenses                                             $  8,949,915
    Reduction of expenses by distributor                           (1,057,470)
    Fees paid indirectly                                             (302,673)
                                                                 ------------
      Net expenses                                               $  7,589,772
                                                                 ------------
        Net investment loss                                      $   (986,154)
                                                                 ============
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $155,042,765
    Foreign currency transactions                                       2,083
                                                                 ------------
      Net realized gain on investments and foreign currency
        transactions                                             $155,044,848
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $150,836,357
    Translation of assets and liabilities in foreign currencies        (2,840)
                                                                 ------------
      Net unrealized gain on investments                         $150,833,517
                                                                 ------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $305,878,365
                                                                 ------------
          Increase in net assets from operations                 $304,892,211
                                                                 ============

See notes to financial statements

FINANCIAL  STATEMENTS - continued
Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended November 30,                                              1995                 1994
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $     (986,154)      $     (724,941)
  Net realized gain on investments and foreign
    currency transactions                                     155,044,848          101,534,996
  Net unrealized gain (loss) on investments and
    foreign currency                                          150,833,517         (153,476,898)
                                                           --------------       --------------
    Increase (decrease) in net assets from operations      $  304,892,211       $  (52,666,843)
                                                           --------------       --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $ (100,591,643)      $ (173,544,772)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (1,381,907)            (311,145)
                                                           --------------       --------------
      Total distributions declared to shareholders         $ (101,973,550)      $ (173,855,917)
                                                           --------------       --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                         $  141,763,381       $  123,072,342
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                              81,493,960          138,766,670
  Cost of shares reacquired                                  (218,071,853)        (182,859,857)
                                                           --------------       --------------
    Increase in net assets from Fund share
      transactions                                         $    5,185,488       $   78,979,155
                                                           --------------       --------------
      Total increase (decrease) in net assets              $  208,104,149       $ (147,543,605)
Net assets:
  At beginning of period                                      986,716,013        1,134,259,618
                                                           --------------       --------------
  At end of period (including accumulated net
    investment loss of $61,855 and $50,843,
    respectively)                                          $1,194,820,162       $  986,716,013
                                                           ==============       ==============

See notes to financial statements

Financial  Highlights
--------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                 1995          1994          1993          1992          1991           1990
--------------------------------------------------------------------------------------------------------------------
                                     Class A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                               $10.48        $12.97        $12.15        $10.87        $ 8.48         $10.70
                                      ------        ------        ------        ------        ------         ------
Income from investment operations<F1>-
 Net investment income (loss)         $(0.01)       $(0.01)       $(0.01)       $(0.03)       $ 0.01         $ 0.05
 Net realized and unrealized
  gain (loss) on investments            3.12         (0.49)         1.55          2.07          2.93          (1.02)
                                      ------        ------        ------        ------        ------         ------
      Total from investment
        operations                    $ 3.11       $ (0.50)       $ 1.54        $ 2.04        $ 2.94         $(0.97)
                                      ------        ------        ------        ------        ------         ------
Less distributions declared to
 shareholders -
  From net investment income          $ --          $ --          $ --          $ --          $(0.03)        $(0.05)
  From net realized gain on
   investments                         (1.08)        (1.99)        (0.72)        (0.76)        (0.52)         (1.20)
                                      ------        ------        ------        ------        ------         ------
      Total distributions
       declared to shareholders       $(1.08)       $(1.99)       $(0.72)       $(0.76)       $(0.55)        $(1.25)
                                      ------        ------        ------        ------        ------         ------
Net asset value - end of period       $12.51        $10.48        $12.97        $12.15        $10.87         $ 8.48
                                      ======        ======        ======        ======        ======         ======
Total return<F3>                      32.91%       (5.00)%        13.43%        19.35%        36.56%       (10.27)%
Ratios (to average net assets)
 /Supplemental data<F4>:
  Expenses<F2>                         0.73%         0.72%         0.71%         0.67%         0.63%          0.53%
  Net investment income (loss)       (0.08)%       (0.06)%       (0.19)%       (0.24)%         0.14%          0.55%
Portfolio turnover                       46%           56%           52%           16%           39%            44%
Net assets at end of period
 (000,000 omitted)                    $1,180        $  977        $1,132        $1,070        $  950         $  749

<F1> Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
<F2> For the year ended November 30, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F3> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.
<F4> The distributor did not impose a portion of its Class A distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and ratios would have been:
    Net investment loss               $(0.02)       $(0.03)       $(0.02)       --            --            --
    Ratios (to average net assets):
      Expenses<F2>                     0.83%         0.82%         0.74%        --            --            --
      Net investment loss            (0.18)%       (0.16)%       (0.21)%        --            --            --

See notes to financial statements

Financial  Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,       1989          1988          1987          1986          1995          1994           1993<F1>
-----------------------------------------------------------------------------------------------------------------------------
                           Class A                   Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period        $ 8.39        $ 9.05        $ 9.69        $10.68        $10.35        $12.93         $12.91
                            ------        ------        ------        ------        ------        ------         ------
Income from investment
 operations<F3> -
  Net investment income
   (loss)                   $ 0.09        $ 0.12        $ 0.18        $ 0.20        $(0.11)       $(0.09)        $(0.01)
  Net realized and
   unrealized gain (loss)
   on investments             3.14          0.64         (0.68)         1.99          3.10         (0.50)          0.03
                            ------        ------        ------        ------        ------        ------         ------
      Total from investment
       operations           $ 3.23        $ 0.76        $(0.50)       $ 2.19        $ 2.99        $(0.59)        $ 0.02
                            ------        ------        ------        ------        ------        ------         ------
Less distributions
  declared to shareholders -
  From net investment
   income                   $(0.08)       $(0.15)       $(0.14)       $(0.20)       $ --          $ --           $ --
  From net realized gain
   on investments            (0.84)        (1.27)         --           (2.98)        (1.08)        (1.99)          --
                            ------        ------        ------        ------        ------        ------         ------
      Total distributions
       declared to
       shareholders         $(0.92)       $(1.42)       $(0.14)       $(3.18)       $(1.08)       $(1.99)        $ --
                            ------        ------        ------        ------        ------        ------         ------
Net asset value - end
 of period                  $10.70        $ 8.39        $ 9.05        $ 9.69        $12.26        $10.35         $12.93
                            ======        ======        ======        ======        ======        ======         ======
Total return<F5>            42.14%         8.21%       (5.57)%        20.30%        32.09%       (5.82)%          0.70%<F1>)
Ratios (to average net assets)/Supplemental data:
  Expenses<F4>               0.54%         0.58%         0.50%         0.50%         1.63%         1.60%          1.49%<F1>
  Net investment
    income (loss)            0.91%         1.27%         1.60%         1.62%       (0.98)%       (0.87)%        (0.99)%<F1>
Portfolio turnover             32%           75%           66%           77%           46%           56%            52%
Net assets at end of period
 (000,000 omitted)          $  907        $  735        $  774        $  899        $   14        $    9         $    2

<F1> For the period from the commencement of offering of Class B shares,
     September 7, 1993 to November 30, 1993.
<F2> Annualized.
<F3> #Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
<F4> For the year ended November 30, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F5> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as maturity, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $975,142 was reclassified from accumulated undistributed net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for net investment losses and foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.31% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,984 for the year ended November 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $36,131 as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD is currently waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended November 30, 1995 were 0.19% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee, equal to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,029 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $0 and $19,739 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $467,608,545 and $621,710,700, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $822,212,290
                                                               ============
Gross unrealized appreciation                                  $387,584,231
Gross unrealized depreciation                                   (22,418,556)
                                                               ------------
  Net unrealized appreciation                                  $365,165,675
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                    1995                            1994
Year Ended          --------------------------      ---------------------------
November 30,             Shares         Amount           Shares          Amount
-------------------------------------------------------------------------------
Shares sold          12,002,572   $ 129,204,725       9,138,166   $  98,219,747
Shares issued
 to shareholders
 in reinvestment
 of distributions     8,387,440      80,184,283      12,196,320     138,428,629
Shares reacquired   (19,312,028)   (207,377,260)    (15,368,839)   (165,721,705)
                    -----------   -------------     -----------   -------------
  Net increase        1,077,984   $   2,011,748       5,965,647   $  70,926,671
                    ===========   =============     ===========   =============

Class B Shares
                    1995                            1994
Year Ended          --------------------------      ---------------------------
November 30,             Shares           Amount         Shares          Amount
-------------------------------------------------------------------------------
Shares sold           1,196,877      $12,558,656      2,335,727     $24,852,595
Shares issued
 to shareholders
 in reinvestment
 of distributions       139,032        1,309,677         29,894         338,041
Shares reacquired    (1,054,654)     (10,694,593)    (1,604,821)    (17,138,152)
                     ----------      -----------     ----------     -----------
  Net increase          281,255      $ 3,173,740        760,800     $ 8,052,484
                     ==========      ===========        =======     ===========

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $14,255.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Growth Stock Fund as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the ten-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 5, 1996


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS
INVESTORS GROWTH           MFS   #1   MFS                      -----------------
STOCK FUND
                                                                 BULK RATE
500 Boylston Street                                              U.S. POSTAGE
Boston, MA 02116                                                 PAID
                                                                 PERMIT #55638
                                                                 BOSTON, MA

                                                               -----------------
[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS





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